                                                                     EXHIBIT 3.1


                               STATE OF DELAWARE
                       OFFICE OF THE SECRETARY OF STATE


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "TENNECO INTERAMERICA INC.", CHANGING ITS NAME FROM "TENNECO INTERAMERICA INC." TO "NEWPORT NEWS SHIPBUILDING INC.", FILED IN THIS OFFICE ON THE SEVENTH DAY OF OCTOBER, A.D. 1996, AT 1:30 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.



                                             /s/ EDWARD J. FREEL
                                             -----------------------------------
                  [SEAL APPEARS HERE]        Edward J. Freel, Secretary of State

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                           TENNECO INTERAMERICA INC.

     Tenneco InterAmerica Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

     1. The Certificate of Incorporation of the Corporation is hereby amended by deleting Article FIRST thereof and inserting the following in lieu thereof:

          "FIRST. The name of the Corporation is Newport News
     Shipbuilding Inc."

     2. That the foregoing amendment was duly adopted in accordance with the provisions of Sections 242 and 228 (by written consent of the sole stockholder of the Corporation) of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, Tenneco InterAmerica Inc. has caused this Certificate to be executed by Robert G. Simpson, its Vice President, on this 1st day of October, 1996.



                                                   TENNECO INTERAMERICA INC.


                                                      /s/ ROBERT G. SIMPSON
                                                   By:--------------------------
                                                      Robert G. Simpson
                                                      Vice President

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                              TENNECO LIBYA, INC.

     TENNECO LIBYA, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware DOES HEREBY
CERTIFY:

     FIRST: That the Board of Directors of said Corporation by Unanimous Written Consent dated April 21, 1977, adopted a resolution proposing and declaring advisable the following Amendment to the Certificate of Incorporation:

               "RESOLVED, that the Certificate of Incorporation
             be amended by changing the paragraph thereof numbered "FIRST." so that as amended, said paragraph shall be and read as follows:

               'FIRST.  The name of the Corporation is
             TENNECO INTERAMERICA INC.'"

     SECOND: That the said Amendment has been consented to and authorized by the holder of all the issued and outstanding stock, entitled to vote, by a written Consent given in accordance with the provisions of Section 228 of The General Corporation Law of the State of Delaware and filed with the Corporation on the 22nd day of April, 1977.

     THIRD: That the aforesaid Amendment was duly adopted in accordance with the applicable provisions of Section 242 and 228 of The General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said TENNECO LIBYA, INC., has caused its corporate seal to be hereunto affixed and this Certificate to be signed by C. W. Rackley, Vice President, and L. R. Spence, Secretary, this 22nd day of April, 1977.



                                                   TENNECO LIBYA, INC.


                                                       /s/ C.W. RACKLEY
                                                    By:-------------------------
                                                            Vice President



ATTEST:


   /s/ L.R. SPENCE
By:--------------------------
          Secretary

                              [SEAL APPEARS HERE]


                                     STATE
                                      OF
                                   DELAWARE

                         Office of SECRETARY OF STATE



     I, Glenn C. Kenton Secretary of State of the State of Delaware, do hereby certify that the above and foregoing is a true and correct copy of Certificate of Amendment of the "TENNECO LIBYA, INC.", as received and filed in this office the twenty-fifth day of April, A.D. 1977, at 10 o'clock A.M.



                               IN TESTIMONY WHEREOF, I have hereunto set my hand
                               and official seal at Dover this twenty-fifth day
[SEAL APPEARS HERE]            of April in the year of our Lord one thousand
                               nine hundred and seventy-seven.


                                                   /s/ GLENN C. KENTON
                                                --------------------------------
                                                              Secretary of State



                                                --------------------------------
                                                    Assistant Secretary of State

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                             TENNECO LIBYA, INC.




     TENNECO LIBYA, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

     FIRST: That the Board of Directors of said Corporation, at a meeting duly convened and held, adopted a Resolution proposing and declaring advisable the following Amendment to the Certificate of Incorporation:

               "RESOLVED, that the Certificate of Incorporation of the Company be amended by changing the Article thereof numbered "FOURTH" so that, as amended, said Article shall be and read as follows:

                 'FOURTH. The total number of shares of stock which the Company shall have authority to issue is one thousand five hundred (1,500) and the par value of each of such shares is one hundred dollars ($100) amounting in the aggregate to one hundred and fifty thousand dollars ($150,000).'"

     SECOND: That the said Amendment has been consented to and authorized by the holder of all the issued and outstanding stock, entitled to vote, by a written Consent given in accordance with the provisions of Section 228 of The General Corporation Law of the State of Delaware and filed with the Corporation on the 4th day of February, 1969.

     THIRD: That the aforesaid Amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said TENNECO LIBYA, INC. has caused its corporate seal to be hereunto affixed and this certificate to be signed by A. N. McDOWELL, its President and attested by L. R. SPENCE, its Secretary, this 4th day of February, 1969.

                                                  TENNECO LIBYA, INC.


                                                     /s/ A.N. McDOWELL
                                                  By:---------------------------
                                                           President
[SEAL APPEARS HERE]


ATTEST:


   /s/ L.R. SPENCE
By:--------------------------
         Secretary

THE STATE OF TEXAS)
                  )   ss:
COUNTY  OF  HARRIS)



     BE IT REMEMBERED that on this 4th day of February, 1969, personally came before me, a Notary Public in and for the County and State aforesaid, A. N. McDOWELL, President of TENNECO LIBYA, INC., a corporation of the State of Delaware, and he duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation and the facts stated therein are true; and that the seal affixed to said certificate and attested by the Secretary of said corporation is the common or corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.



                                             -------------------------
                                             Notary Public in and for
                                             Harris County, Texas

                                             My Commission Expires June 1, 1969.

[SEAL APPEARS HERE]

                               STATE OF DELAWARE

                              [SEAL APPEARS HERE]

                         OFFICE OF SECRETARY OF STATE


     I, EUGENE BUNTING, Secretary of State of the State of Delaware, do hereby certify that the above and foregoing is a true and correct copy of Certificate of Amendment of the "TENNECO LIBYA, INC.", as received and filed in this office the tenth day of February, A.D. 1969, at 10 o'clock A.M.



                               IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Dover this tenth day of February in the year of our Lord one thousand nine hundred and sixty-nine.


                                                    /s/ EUGENE BUNTING
                                                    ----------------------------
                                                              Secretary of State


                                                    /s/ R.A. CALDWELL
                                                    ----------------------------
                                                    Assistant Secretary of State
[SEAL APPEARS HERE]

                           CERTIFICATE OF AMENDMENT

                                      OF

                              TENNECO LIBYA, INC.






                         [CERTIFICATION APPEARS HERE]

                      CERTIFICATE OF REDUCTION OF CAPITAL

                                      OF

                              TENNECO LIBYA, INC.



     TENNECO LIBYA, INC., a Corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That on the 4th day of December, A. D. 1967, there was filed with said Corporation the written consent of the holders of record of the total number of shares of the Corporation outstanding and having voting power authorizing reduction of the capital of the Corporation by the amount of One Hundred Forty-Nine Thousand Dollars ($149,000.00) in the following manner:

                   By the exchange by the holder thereof of
               all of the outstanding shares of the Corporation, namely One Thousand Five Hundred (1,500) shares of the Capital Stock of the Par Value of One Hundred Dollars ($100.00) per share, for Two Hundred (200) shares of the stock of the par value of Five Dollars ($5.00) per share, and providing that an amount not exceeding that part of the capital of the Corporation represented by the shares so retired may be charged against the capital of the Corporation in respect of such shares.

     SECOND: That the assets of the Corporation remaining after such reduction are sufficient to pay any debts, the payment of which has not been otherwise provided for.

     IN WITNESS WHEREOF, said TENNECO LIBYA, INC. has caused its corporate seal to be affixed and this Certificate to be signed by A. N. McDowell, its President, and L.R. Spence, its Secretary, this 4th day of December, A.D. 1967.



                                                      TENNECO LIBYA, INC.


                                                         /s/ A.N. MCDOWELL
                                                      By:-----------------------
                                                              President

[SEAL APPEARS HERE]
                                                         /s/ L.R. SPENCE
                                                      By:-----------------------
                                                              Secretary



THE STATE OF TEXAS)
                  )   ss:
COUNTY OF HARRIS  )

     BE IT REMEMBERED that on this 4th day of December, A. D., 1967, personally came before me a Notary Public in and for the County and State aforesaid,
A. N. McDowell, President of TENNECO LIBYA, INC., a corporation of the State of Delaware, the corporation described in and which executed the foregoing Certificate, known to me personally to be such, and he, the said A. N. McDowell as such President, duly executed said Certificate before me and acknowledged the said Certificate to be his act and deed and the act and deed of said corporation; that the signatures of the said President and of the Secretary of said corporation to said foregoing Certificate are in the handwriting of the said President and Secretary of said corporation, respectively, and that the seal affixed to said Certificate is the common or corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


                                                      /s/ BEVERLY TURNER
                                                      --------------------------
                                                      Notary Public in and for
[SEAL APPEARS HERE]                                   Harris County, Texas



                                                   BEVERLY TURNER
                                   Notary Public in and for Harris County, Texas My Commission Expires June 1, 1969

                               STATE OF DELAWARE

                              [SEAL APPEARS HERE]


                         OFFICE OF SECRETARY OF STATE



     I, ELISHA C. DUKES, Secretary of State of the State of Delaware, do hereby certify that the above and foregoing is a true and correct copy of Certificate of Reduction of Capital of the "TENNECO LIBYA, INC.", as received and filed in this office the twelfth day of December, A.D. 1967, at 10 o'clock A.M.



                               IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Dover this twelfth day of December in the year of our Lord one thousand nine hundred and sixty-seven.


                                                    /s/ ELISHA C. DUKES
                                                    ----------------------------
                                                              Secretary of State


                                                    /s/ G.F. DOWNS
[SEAL APPEARS HERE]                                 ----------------------------
                                                    Assistant Secretary of State


          REC'D FOR RECORD DEC 12TH 1967  LEO J. DUGAN, JR. RECORDER

STATE OF DELAWARE   )
                    )  SS.
NEW CASTLE COUNTY   )

                       Recorded in the Recorder's Office at
Wilmington, in INCORPORATION Record C Vol. 93 Page 135 &c., the 12th day of December A. D., 1967.

                       Witness my hand and official seal.

                       /s/ LEO J. DUGAN, JR.
                       ----------------------------
                               Recorder


                       /s/ LOUIS GUBERMAN
                        ----------------------------
                              Cheif Deputy




                                CERTIFIED COPY

                           CERTIFICATE OF REDUCTION

                                      OF

                              TENNECO LIBYA, INC.

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                              TENNECO LIBYA, INC.



     TENNECO LIBYA, INC., a corporation organized and existing under any by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

     FIRST: That the Board of Directors of said Corporation, at a meeting duly convened and held, adopted a Resolution proposing and declaring advisable the following Amendment to the Certificate of Incorporation:

               "RESOLVED, that the Certificate of Incorporation
            be amended by changing the Article thereof numbered
            "FOURTH" so that, as amended, said Article shall be and read as follows:

                         'FOURTH.  The total number of
                    shares of stock which the Company shall
                    have authority to issue is two hundred
                    (200) and the par value of each of such
                    shares is five dollars ($5) amounting in the aggregate to one thousand dollars ($1,000).'"

     SECOND: That the said Amendment has been consented to and authorized by the holder of all the issued and outstanding stock, entitled to vote, by a written Consent given in accordance with the provisions of Section 228 of The General Corporation Law of the State of Delaware and filed with the Corporation on the 4th day of December, 1967.

     THIRD: That the aforesaid Amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of The General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said TENNECO LIBYA, INC., has caused its corporate seal to be hereunto affixed and this Certificate to be signed by A. N. MC DOWELL, its President, and L. R. SPENCE, its Secretary, this 4th day of December, 1967.



                                                      TENNECO LIBYA, INC.


                                                         /s/ A.N. McDOWELL
                                                      By:-----------------------
                                                               President


                                                         /s/ L.R. SPENCE
                                                      By:-----------------------
                                                               Secretary

THE STATE OF TEXAS)
                  )  ss:
COUNTY OF HARRIS  )



     BE IT REMEMBERED that on this 4th day of December, 1967, personally came before me, a Notary Public in and for the County and State aforesaid,
A. N. MC DOWELL, President of TENNECO LIBYA, INC., a corporation of the State of Delaware, the corporation described in and which executed the foregoing certificate, known to me personally to be such, and he, the said A. N. MC DOWELL, as such President, duly executed said Certificate before me and acknowledged the said Certificate to be his act and deed and the act and deed of said Corporation; that the signatures of the said President and of the Secretary of said Corporation to said foregoing Certificate are in the handwriting of the President and Secretary of the said Corporation respectively, and that the seal affixed to said Certificate is the common or corporate seal of said Corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


                                                   /s/ BEVERLY TURNER
                                                   -----------------------------
                                                   Beverly Turner
                                                   Notary Public in and for
                                                   Harris County, Texas
                                                   My Commission Expires
                                                   June 1, 1969

                                   COMPOSITE

                         CERTIFICATE OF INCORPORATION

                                      OF

                              TENNECO LIBYA, INC.



     FIRST.   The name of the corporation is TENNECO LIBYA, INC.

     SECOND. Its principal office in the State of Delaware is located at No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name and address of its resident agent is The Corporation Trust Company, No. 100 West Tenth Street, Wilmington 99, Delaware.

     THIRD.   The nature of the business, or objects or purposes to be
transacted, promoted or carried on are:

              To carry on all phases of the oil, petroleum and natural gas business, and to acquire, own, lease, hold, construct, maintain, operate and sell or otherwise dispose of oil or natural gas leases, lands, rights, or other interests, oil or natural gas wells, pipe lines, refineries, compressor and pumping stations, storage facilities, and in general all other facilities incidental to, necessary for, or useful in carrying out production, gathering, transportation, refining, processing and sale and distribution of oil, gasoline, naphtha, kerosene, natural gas and other petroleum products.

     To buy, exchange, construct, contract for, lease and in any and all other ways acquire, take, hold and own refineries for the treatment of petroleum and other mineral oils and gases; the tanks and other facilities for the storage thereof; and the manufacturing plants, works and appurtenances for the production, distribution and sale of petroleum, oil, gas and of any and all refinements and by-products thereof; to prospect for oil; to drill oil wells and to develop the same; to refine crude oil, to improve, maintain, operate and develop, and to sell, mortgage, lease or otherwise dispose of the said properties, and to sell or otherwise dispose of such petroleum, oil, and all refinements and by-products thereof.

     To engage in the business of developing, purchasing, selling, manufacturing, compounding, refining, distributing, importing, exporting, exploiting and using, and to develop, purchase, sell, manufacture, compound, refine, distill, treat, prepare, analyze, synthetize, produce and in every way deal in and with, chemicals of every kind, chemical materials, substances and products, including without limitation pharmaceuticals, biologicals, viruses and serums of all kinds, acids, alkalis and salts, their compounds and derivatives, and also derivatives, materials, products, substances and combinations produced or manufactured therefrom, including solids, liquids and gases of all kinds; to engage in the separation or reduction and treatment of solids, liquids and gases into their constituents; to develop, produce and utilize and deal in and with chemical combinations of all kinds.

     To acquire by lease, purchase, contract, concession or otherwise, and to own, develop, explore, exploit, improve, operate, lease, enjoy, control, manage or otherwise turn to account, mortgage, grant, sell, exchange, convey or otherwise dispose of any and all real estate, lands, options, concessions, leases, grants, land patents, franchises, deposits, mines, mining rights, quarries, locations, claims, rights, privileges and easements, tenements, appurtenances and hereditaments, interests and properties of every description and nature whatsoever which this Corporation may deem wise and proper in connection with the conduct of any business or businesses enumerated in this Certificate of Incorporation or in any other business in which this Corporation may lawfully engage.

     To carry on and conduct research work upon any and all problems arising in connection with the development of its properties for the production and transportation of oil, gas, sulphur and other minerals and the refining and extraction therefrom and the reforming of any mineral or petroleum product or by-product or derivative thereof or in connection with any of the other objects and purposes of the Corporation.

     To manufacture, purchase or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade, deal in and deal with goods, wares and merchandise and personal property of every class and description.

     To acquire, and pay for in cash, stock or bonds of this Corporation or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, firm, association or corporation.

     To enter into, make and perform contracts of every kind and description with any person, firm, association, corporation, municipality, county, state, body politic or government or colony or dependency thereof.

     To borrow or raise moneys for any of the purposes of the Corporation and, from time to time, without limit as to amount to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the Corporation, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obliga-tions of the Corporation for its corporate purposes.

     To loan to any person, firm or corporation any of its funds, either with or without security.

     To have one or more offices, to carry on all or any of its operations and business and without restriction or limit as to amount to purchase or otherwise acquire, hold, own, mortgage, sell, convey, or otherwise dispose of real and personal property of every class and description in any of the States, Districts, Territories or Colonies of the United States, and in any and all foreign countries, subject to the laws of such State, District, Territory, Colony or Country.

     To conduct and carry on any of the objects and purposes herein enumerated through or by means of investment in subsidiaries or in the stock, securities, or other evidences of interest in corporations, associations, partnerships, or trust estates engaged in carrying on or conducting any one or more of the businesses or enterprises which the Corporation is authorized to conduct and carry on hereunder.

     In general, to carry on any other business in connection with the foregoing, and to have and exercise all the powers conferred by the laws of Delaware upon corporations formed under the General Corporation Law of the State of Delaware, and to do any or all of the things hereinbefore set forth to the same extent as natural persons might or could do.

     The objects and purposes specified in the foregoing clauses shall, except where otherwise expressed, be in nowise limited or restricted by reference to, or inference from, the terms of any other clause in this Certificate of Incorporation, but the objects and purposes specified in each of the foregoing clauses of this Article shall be regarded as independent objects and purposes.

     FOURTH. The total number of shares of stock which the Company shall have authority to issue is one thousand five hundred (1,500) and the par value of each of such shares is One Hundred Dollars ($100) amounting in the aggregate to One Hundred Fifty Thousand Dollars ($150,000).

     FIFTH. The minimum amount of capital with which the Corporation will commence business is One Hundred Fifty Thousand Dollars ($150,000).

     SIXTH. The names and places of residence of the Incorporators are as follows:

              NAMES                            RESIDENCES
              -----                            ----------

           A. D. Atwell                    Wilmington, Delaware

           F. J. Obara, Jr.                Wilmington, Delaware

           A. D. Grier                     Wilmington, Delaware

     SEVENTH.  The Corporation is to have perpetual existence.

     EIGHTH. The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.

     NINTH. Ownership of shares of any class of the capital stock of the Corporation shall not entitle the holders thereof to any pre-emptive right to subscribe for or purchase or to have offered to them for subscription or purchase any additional shares of capital stock of any class of the Corporation or any securities convertible into any class of capital stock of the Corporation, whether now or hereafter authorized, however acquired, issued or sold by the Corporation, it being the purpose and intent hereof that the Board of Directors shall have full right, power and authority to offer for subscription or sell or to make any disposal of any of all unissued shares of the capital stock of the Corporation or any securities convertible into stock or any or all shares of stock or convertible securities issued and thereafter acquired by the Corporation, for such consideration, in money or property, as the Board of Directors in its sole discretion shall determine.

     TENTH. All corporate powers shall be exercised by the Board of Directors except as otherwise provided by statute.

     The number of Directors of the Corporation shall be fixed from time to time by the By-Laws and may be altered as the By-Laws may provide.

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

     (a) To make, amend, alter, change, add to or repeal the By-Laws of the Corporation.

     (b) To fix, determine and vary from time to time the amount to be maintained as surplus and the amount or amounts to be set apart as working capital.

     (c) To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.

     (d) To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

     (e) By resolution passed by a majority of the whole Board, to designate one or more committees, each committee to consist of two or more of the Directors of the Corporation, which, to the extent provided in the Resolution or in the By-Laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all paper which may reacquire it. Such committee or committees shall have such name or names as may be stated in the By-Laws of the Corporation or as may be determined from time to time by Resolution adopted by the Board of Directors.

     (f) When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a stockholders' meeting duly called for that purpose, or when authorized by the written consent of the holders of a majority of the voting stock issued and outstanding, to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may be in whole or in part shares of stock in, and/or other securities of, any other corporation or corporations, as its Board of Directors shall deem expedient for the best interests of the Corporation.

     (g) Without the assent or vote of the stockholders, to authorize and issue obligations of the Corporation in such amounts and having such terms and provisions as the Board of Directors in its sole discretion shall determine and to authorize and cause to be executed mortgages and liens, without limit as to amount, upon the real and personal property of the Corporation.

     (h) From time to time to determine whether and to what extent, at what time and place, and under what conditions and regulations the accounts and books of the Corporation or any of them, shall be open to the inspection of any stockholder, and no stockholder shall have any right to inspect any account or book or document of the Corporation except as conferred by statute or the By-Laws or as authorized by a Resolution of the stockholders or the Board of Directors.

     (i) To authorize the payment of compensation to the Directors for services to the Corporation, including fees for special services to the Corporation and for attendance at meetings of the Board of Directors and of any committees of the Board of Directors and to determine the amount of such compensation and fees.

     (j) At any time or from time to time (without any action by the stockholders of the Corporation) to create and issue, whether or not in connection with the issue and sale of any shares of stock or other securities of the Corporation, rights or options entitling the holders thereof to purchase from the Corporation any shares of its capital stock of any class or classes or of any series of any class or classes, such rights or options to be evidenced by or in such instrument or instruments as shall be approved by the Board of Directors. The terms upon which, the time or times, which may be limited or unlimited in duration, at or within which, and the price or prices at which any such shares may be purchased from the Corporation upon the exercise of any such right or option shall be such as shall be fixed and stated in the Resolution or Resolutions adopted by the Board of Directors providing for the creation and issue of such rights or options, and, in every case, set forth or incorporated by reference in the instrument or instruments evidencing such rights or options.

         No contract or other transaction between the Corporation or any other corporation shall be affected or invalidated by the fact that one or more of the Directors of this Corporation are interested in, or is a Director or Directors or Officer or Officers of such other corporation, and no contract or other transaction between the Corporation and any other person or firm shall be affected or invalidated by the fact that one or more of the Directors of this Corporation is a party to, or are parties to, or interested in, such contract or transaction; provided that in each such case the nature and extent of the interest of such Director or Directors in such contract or other transaction and/or the fact that such Director or Directors is or are a Director or Directors or Officer or Officers of such other corporation is known to the Board of Directors or is disclosed at the meeting of the Board of Directors at which such contract or other transaction is authorized.

       A Director shall be fully protected in relying in good faith upon the books of account of the Corporation or statements prepared by any of its officials as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.

       The Corporation may in its By-Laws confer powers upon its Board of Directors in addition to the foregoing, and in addition to the powers and authorities expressly conferred upon it by statute.

     ELEVENTH. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code, or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     TWELFTH. Meetings of stockholders may be held outside the State of Delaware, if the By-Laws so provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation. Elections of Directors need not be by ballot unless the By-Laws of the Corporation shall so provide.

     THIRTEENTH. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     WE, THE UNDERSIGNED, being each of the Incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the Sate of Delaware, do make this Certificate, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set our hands and seals this 16th day of June, A. D., 1965.


                                                  /s/ A. D. ATWELL
                                                  ------------------------(SEAL)

                                                  /s/ F. J. OBARA, JR.
                                                  ------------------------(SEAL)

                                                  /s/ A. D. GRIER
                                                  ------------------------(SEAL)

STATE OF DELAWARE    )
                     )  ss:
COUNTY OF NEW CASTLE )



     BE IT REMEMBERED that on this 16th day of June, A.D. 1965, personally came before me, a Notary Public for the State of Delaware, A.D. Atwell, F.J. Obara, Jr. and A.D. Grier, all of the parties to the foregoing Certificate of Incorporation, known to me personally to be such, and severally acknowledged the said Certificate to be the act and deed of the signers respectively and that the facts therein stated are truly set forth.

     GIVEN under my hand and seal of office the day and year aforesaid.


                                                        /s/ HOWARD K. WEBB
                                                        ------------------------
                                                              Notary Public


[SEAL APPEARS HERE]

                               STATE OF DELAWARE

                              [SEAL APPEARS HERE]

                         OFFICE OF SECRETARY OF STATE


I, ELISHA C. DUKES, Secretary of State of the State of Delaware, do hereby certify that the above and foregoing corresponds with and includes all of the provisions of the Certificate of Incorporation of the "TENNECO LIBYA, INC.", as received and filed in this office the sixteenth day of June, A.D. 1965, at 10 o'clock A.M., as amended and in effect August 11, 1965.



                                IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Dover this eleventh day of August in the year of our Lord one thousand nine hundred and sixty-five.


                                                     /s/ ELISHA C. DUKES
                                                     ---------------------------
                                                              Secretary of State


                                                     /s/ G.F. DOWNS
   [SEAL APPEARS HERE]                               ---------------------------
                                                    Assistant Secretary of State

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                         DIXEMER PETROLEUM CORPORATION



     DEXEMER PETROLEUM CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Laws of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST. That the Board of Directors of said Corporation, at a meeting duly convened and held, adopted Resolutions proposing and declaring advisable the following Amendments to the Certificate of Incorporation:

              RESOLVED, that the Board of Directors does hereby declare it advisable and in the best interest of the Company that ARTICLE FIRST of the Certificate of Incorporation be amended so that it shall be and read as follows:

              "FIRST.  The name of the Corporation is TENNECO LIBYA, INC."

           and further

              RESOLVED, that the authorized capital stock of the Company be, and hereby is, increased from $100,000 represented by 1,000 shares of capital stock, par value $100 per share, to $150,000, represented by 1,500 shares of capital stock, par value $100 per share; and further

              RESOLVED, that the minimum amount of capital with which the Corporation will commence business be increased to $150,000; and further

             RESOLVED, that the Certificate of Incorporation of the Company be and hereby is, amended so that ARTICLE FOURTH and ARTICLE FIFTH be, and they hereby are amended to be and read as follows:

             "FOURTH. The total number of shares of stock which the Company shall have authority to issue is one thousand five hundred (1,500) and the par value of each of such shares is One Hundred Dollars ($100) amounting in the aggregate to One Hundred Fifty Thousand Dollars ($150,000).

             "FIFTH.   The minimum amount of capital with which the
        Corporation will commence business is One Hundred Fifty
        Thousand Dollars ($150,000)."

     SECOND. That the said Amendments have been consented to and authorized by the holder of all the issued and outstanding stock, entitled to vote, by a written consent given in accordance with the provisions of Section 228 of Title 8 of The Delaware Code of 1963, and filed with the Corporation on the 9th day of August, 1965.

     THIRD.   That the aforesaid Amendments were duly adopted in accordance with the applicable provisions of Section 242 and 228 of Title 8 of The Delaware Code of 1963.

     FOURTH. That the capital of the Corporation will not be reduced under or by reason of the Amendments.

     IN WITNESS WHEREOF, said DIXEMER PETROLEUM CORPORATION has caused its corporate seal to be hereunto affixed and this Certificate to be signed by CHARLES S. TAYLOR, Jr., its President, and L. R. SPENCE, its Secretary, this 9th day of August, 1965.

                                          DIXEMER PETROLEUM CORPORATION


                                                   /s/ CHARLES S. TAYLOR, JR.
                                                   -----------------------------
                                                             President


                                                   /s/ L.R. SPENCE
                                                   -----------------------------
                                                             Secretary

THE STATE OF TEXAS    )
                      )  ss.
COUNTY OF HARRIS      )



     BE IT REMEMBERED that on this 9th day of August, 1965, personally came before me, a Notary Public in and for the County and State aforesaid, CHARLES S. TAYLOR, JR., President of DIXEMER PETROLEUM CORPORATION, a corporation of the State of Delaware, the corporation described in and which executed the foregoing certificate, known to me personally to be such, and he, the said CHARLES S. TAYLOR, JR., as such President, duly executed said Certificate before me and acknowledged the said Certificate to be his act and deed and the act and deed of said corporation; that the signatures of the said President of the Secretary of said corporation to said foregoing Certificate are in the handwriting of the said President and Secretary of said corporation respectively, and that the seal affixed to said Certificate is the common or corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


                                                      /s/ BILLIE F. BROOKS
                                                      --------------------------
                                                      Billie F. Brooks, Notary
                                                      Public in and for
                                                      Harris County, Texas

                                              My Commission expires June 1, 1967

                         DIXEMER PETROLEUM CORPORATION





                      C O R P O R A T E    R E C O R D S





                                  REGISTERED
                                     WITH
                         THE CORPORATION TRUST COMPANY
                             WILMINGTON, DELAWARE

                         CERTIFICATE OF INCORPORATION

                                      OF

                         DIXEMER PETROLEUM CORPORATION



     FIRST.   The name of the corporation is DIXEMER PETROLEUM CORPORATION.

     SECOND. Its principal office in the State of Delaware is located at No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name and address of its resident agent is The Corporation Trust Company, No. 100 West Tenth Street, Wilmington 99, Delaware.

     THIRD.   The nature of the business, or objects or purposes to be
transacted, promoted or carried on are:

     To carry on all phases of the oil, petroleum and natural gas business, and to acquire, own, lease, hold, construct, maintain, operate and sell or otherwise dispose of oil or natural gas leases, lands, rights, or other interests, oil or natural gas wells, pipe lines, refineries, compressor and pumping stations, storage facilities, and in general all other facilities incidental to, necessary for, or useful in carrying out production, gathering, transportation, refining, processing and sale and distribution of oil, gasoline, naphtha, kerosene, natural gas and other petroleum products.

     To buy, exchange, construct, contract for, lease and in any and all other ways acquire, take, hold and own refineries for the treatment of petroleum and other mineral oils and gases; the tanks and other facilities for the storage thereof; and the manufacturing plants, works and appurtenances for the production, distribution and sale of petroleum, oil, gas and of any and all refinements and by-products thereof; to prospect for oil; to drill oil wells and to develop the same; to refine crude oil, to improve, maintain, operate and develop, and to sell, mortgage, lease or otherwise dispose of the said properties, and to sell or otherwise dispose of such petroleum, oil, and all refinements and by-products thereof.

     To engage in the business of developing, purchasing, selling, manufacturing, compounding, refining, distributing, importing, exporting, exploiting and using, and to develop, purchase, sell, manufacture, compound, refine, distill, treat, prepare, analyze, synthetize, produce and in every way deal in and with, chemicals of every kind, chemical materials, substances and products, including without limitation pharmaceuticals, biologicals, viruses and serums of all kinds, acids, alkalis and salts, their compounds and derivatives, and also derivatives, materials, products, substances and combinations produced or manufactured therefrom, including solids, liquids and gases of all kinds; to engage in the separation or reduction and treatment of solids, liquids and gases into their constituents; to develop, produce and utilize and deal in and with chemical combinations of all kinds.

     To acquire by lease, purchase, contract, concession or otherwise, and to own, develop, explore, exploit, improve, operate, lease, enjoy, control, manage or otherwise turn to account, mortgage, grant, sell, exchange, convey or otherwise dispose of any and all real estate, lands, options, concessions, leases, grants, land patents, franchises, deposits, mines, mining rights, quarries, locations, claims, rights, privileges and easements, tenements, appurtenances and hereditaments, interests and properties of every description and nature whatsoever which this Corporation may deem wise and proper in connection with the conduct of any business or businesses enumerated in this Certificate of Incorporation or in any other busi-ness in which this Corporation may lawfully engage.

     To carry on and conduct research work upon any and all problems arising in connection with the development of its properties for the production and transportation of oil, gas, sulphur and other minerals and the refining and extraction therefrom and the reforming of any mineral or petroleum product or by-product or derivative thereof or in connection with any of the other objects and purposes of the Corporation.

     To manufacture, purchase or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of , trade, deal in and deal with goods, wares and merchandise and personal property of every class and description.

     To acquire, and pay for in cash, stock or bonds of this Corporation or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, firm, association or corporation.

     To enter into, make and perform contracts of every kind and description with any person, firm, association, corporation, municipality, county, state, body politic or government or colony or dependency thereof.

     To borrow or raise moneys for any of the purposes of the Corporation and, from time to time, without limit as to amount to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the Corporation, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the Corporation for its corporate purposes.

     To loan to any person, firm or corporation any of its funds, either with or without security.

     To have one or more offices, to carry on all or any of its operations and business and without restriction or limit as to amount to purchase or otherwise acquire, hold, own, mortgage, sell, convey, or otherwise dispose of real and personal property of every class and description in any of the States, Districts, Territories or Colonies of the United States, and in any and all foreign countries, subject to the laws of such State, District, Territory, Colony or Country.

     To conduct and carry on any of the objects and purposes herein enumerated through or by means of investment in subsidiaries or in the stock, securities, or other evidences of interest in corporations, associations, partnerships, or trust estates engaged in carrying on or conducting any one or more of the businesses or enterprises which the Corporation is authorized to conduct and carry on hereunder.

     In general, to carry on any other business in connection with the foregoing, and to have and exercise all the powers conferred by the laws of Delaware upon corporations formed under the General Corporation Law of the State of Delaware, and to do any or all of the things hereinbefore set forth to the same extent as natural persons might or could do.

     The objects and purposes specified in the foregoing clauses shall, except where otherwise expressed, be in nowise limited or restricted by reference to, or inference from, the terms of any other clause in this Certificate of Incorporation, but the objects and purposes specified in each of the foregoing clauses of this Article shall be regarded as independent objects and purposes.

     FOURTH. The total number of shares which the Corporation shall have authority to issue is one thousand (1,000) and the Par Value of each of said shares is One Hundred Dollars ($100.00), amounting in the aggregate to One Hundred Thousand Dollars ($100,000.00).

     FIFTH.   The minimum amount of capital with which the Corporation will commence business is One Thousand Dollars ($1,000.00).

     SIXTH.   The names and places of residence of the Incorporators are as follows:

                NAMES                              RESIDENCES
                -----                              ----------

             A. D. Atwell                      Wilmington, Delaware

             F. J. Obara, Jr.                  Wilmington, Delaware

             A. D. Grier                       Wilmington, Delaware

     SEVENTH. The Corporation is to have perpetual existence.

     EIGHTH. The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.

     NINTH.   Ownership of shares of any class of the capital stock of the
Corporation shall not entitle the holders thereof to any pre-emptive right to subscribe for or purchase or to have offered to them for subscription or purchase any additional shares of capital stock of any class of the Corporation or any securities convertible into any class of capital stock of the Corporation, whether now or hereafter authorized, however acquired, issued or sold by the Corporation, it being the purpose and intent hereof that the Board of Directors shall have full right, power and authority to offer for subscription or sell or to make any disposal of any or all unissued shares of the capital stock of the Corporation or any securities convertible into stock or any or all shares of stock or convertible securities issued and thereafter acquired by the Corporation, for such consideration, in money or property, as the Board of Directors in its sole discretion shall determine.

     TENTH. All corporate powers shall be exercised by the Board of Directors except as otherwise provided by statute.

     The number of Directors of the Corporation shall be fixed from time to time by the By-Laws and may be altered as the By-Laws may provide.

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

     (a) To make, amend, alter, change, add to or repeal the By-Laws of the Corporation.

     (b) To fix, determine and vary from time to time the amount to be maintained as surplus and the amount or amounts to be set apart as working capital.

     (c) To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.

     (d) To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

     (e) By resolution passed by a majority of the whole Board, to designate one or more committees, each committee to consist of two or more of the Directors of the Corporation, which, to the extent provided in the Resolution or in the By-Laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in the By-Laws of the Corporation or as may be determined from time to time by Resolution adopted by the Board of Directors.

     (f) When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a stockholders' meeting duly called for that purpose, or when authorized by the written consent of the holders of a majority of the voting stock issued and outstanding, to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may be in whole or in part shares of stock in, and/or other securities of, any other corporation or corporations, as its Board of Directors shall deem expedient for the best interests of the Corporation.

     (g) Without the assent or vote of the stockholders, to authorize and issue obligations of the Corporation in such amounts and having such terms and provisions as the Board of Directors in its sole discretion shall determine and to authorize and cause to be executed mortgages and liens, without limit as to amount, upon the real and personal property of the Corporation.

     (h) From time to time to determine whether and to what extent, at what time and place, and under what conditions and regulations the accounts and books of the Corporation or any of them, shall be open to the inspection of any stockholder, and no stockholder shall have any right to inspect any account or book or document of the Corporation except as conferred by statute or the By-Laws or as authorized by a Resolution of the stockholders or the Board of Directors.

     (i) To authorize the payment of compensation to the Directors for services to the Corporation, including fees for special services to the Corporation and for attendance at meetings of the Board of Directors and of any committees of the Board of Directors and to determine the amount of such compensation and fees.

     (j) At any time or from time to time (without any action by the stockholders of the Corporation) to create and issue, whether or not in connection with the issue and sale of any shares of stock or other securities of the corporation, rights or options entitling the holders thereof to purchase from the Corporation any shares of its capital stock of any class or classes or of any series of any class or classes, such rights or options to be evidenced by or in such instrument or instruments as shall be approved by the Board of Directors. The terms upon which, the time or times, which may be limited or unlimited in duration, at or within which, and the price or prices at which any such shares may be purchased from the Corporation upon the exercise of any such right or option shall be such as shall be fixed and stated in the Resolution or Resolutions adopted by the Board of Directors providing for the creation and issue of such rights or options, and, in every case, set forth or incorporated by reference in the instrument or instruments evidencing such rights or options.

     No contract or other transaction between the Corporation or any other corporation shall be affected or invalidated by the fact that one or more of the Directors of this Corporation are interested in, or is a Director or Directors or Officer or Officers of such other corporation, and no contract or other transaction between the Corporation and any other person or firm shall be affected or invalidated by the fact that one or more of the Directors of this Corporation is a party to, or are parties to, or interested in, such contract or transaction; provided that in each such case the nature and extent of the interest of such Director or Directors in such contract of other transaction and/or the fact that such Director or Directors is or are a Director or Directors or Officer or Officers of such other corporation is known to the Board of Directors or is dis-closed at the meeting of the Board of Directors at which such contract or other transaction is authorized.

          A Director shall be fully protected in relying in good faith upon the books of account of the Corporation or statements prepared by any of its officials as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.

          The Corporation may in its By-Laws confer powers upon its Board of Directors in addition to the foregoing, and in addition the powers and authorities expressly conferred upon it by statute.

          ELEVENTH. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code, or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

          TWELFTH. Meetings of stockholders may be held outside the State of Delaware, if the By-Laws so provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation. Elections of Directors need not be by ballot unless the By-Laws of the Corporation shall so provide.

          THIRTEENTH. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

          WE, THE UNDERSIGNED, being each of the Incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this Certificate, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set our hands and seals this 16th day June, A. D. 1965



                                                      A. D. ATWELL        (SEAL)

                                                      F. J. OBARA, JR.    (SEAL)

                                                      A. D. GRIER         (SEAL)

STATE OF DELAWARE    )
                     ) ss:
COUNTY OF NEW CASTLE )



     BE IT REMEMBERED that on this 16th day of June, A. D. 1965, personally came before me, a Notary Public for the State of Delaware, A. D. Atwell,
F. J. Obara, Jr. and A. D. Grier, all of the parties to the foregoing Certificate of Incorporation, known to me personally to be such, and severally acknowledged the said Certificate to be the act and deed of the signers respectively and that the facts therein stated are truly set forth.

     GIVEN under my hand and seal of office the day and year aforesaid.



                                                       HOWARD K. WEBB
                                                       Notary Public


[SEAL APPEARS HERE]

            HOWARD K. WEBB
            NOTARY PUBLIC
            APPOINTED JUNE 27, 1964
            STATE OF DELAWARE
            TERM 2 YEARS

                               STATE OF DELAWARE

                         OFFICE OF SECRETARY OF STATE


              I, ELISHA C. DUKES, Secretary of State of the State of Delaware, DO HEREBY CERTIFY that the above and foregoing is a true and correct copy of Certificate of Incorporation of the "DIXEMER PETROLEUM CORPORATION", as received and filed in this office the sixteenth day of June, A. D. 1965, at 10 o'clock
A. M.



                          IN TESTIMONY WHEREOF, I have hereunto
                  set my hand and official seal at Dover this sixteenth day of June in the year of our Lord one thousand nine hundred and sixty-five.


                                           ELISHA C. DUKES
                                           Secretary of State

                                           G. F. DOWNS
                                           Ass't. Secretary of State



            Secretary's Office

            1855 Delaware 1793

                              Received for Record

                                  June 16th, A. D. 1965.

                                      Leo J. Dugan, Jr., Recorder.



STATE OF DELAWARE   :
                    :  SS.:
NEW CASTLE COUNTY   :



                       Recorded in the Recorder's Office
                    at Wilmington, in Incorporation Record
                    Vol.     Page      &c., the 16th day of
                    June, A. D. 1965.


                                              Witness my hand and official seal.


                                                       Leo J. Dugan, Jr.
                                                           Recorder.



         Recorder of Deeds Office
         New Castle Co. Del.
         Mercy - Justice